Exhibit 99.1


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                                FONAR CORPORATION

Fonar MRI news @ aol . com                               Inventor of MR Scanning
For    Immediate   Release                               An   ISO  9001  Company

Contact:    Daniel  Culver                               110    Marcus     Drive
Director of Communications                               Melville,   N.Y.  11747
Web site:    www.fonar.com                               Tel:    (631)  694-2929
Email:invest2008@fonar.com                               Fax:    (631)  390-1709
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       FONAR Reports Profit and 2nd Quarter Fiscal 2009 Financial Results

     FONAR's Innovative `Made In America' UPRIGHT MRI Adds Product Revenues

MELVILLE, NEW YORK, February 18, 2009 -- FONAR Corporation (NASDAQ-FONR), The Inventor of MR Scanning(TM), today announced its financial results for the second quarter of fiscal 2009 which ended December 31, 2008. For the second fiscal quarter of 2009 it reported a net income of $781,000 as compared to one year earlier when it had a loss of $3.8 million. Also, the net income for the six months period ending December 31, 2008 was $331,000 as compared to the six month period one year earlier when it had a loss of $4.0 million.

Raymond Damadian, M.D., president and chairman of FONAR said, "In this era of jobs being exported to other countries, 82% of the components that create The FONAR UPRIGHT(R) Multi-Position(TM) MRI are purchased from 26 American States. So FONAR can truly say, `Made in America.'

"We understand that American innovation is an important answer to America's financial woes and FONAR hopes to provide that technical innovation with several new MRI products that we are working on," continued Dr. Damadian.

For the second fiscal quarter ending December 31, 2008 the net income per common share (basic and diluted) was $0.16, as compared to a loss of ($0.78) per common share (basic and diluted) for the same period of fiscal 2008. For the six months ending December 31, 2008, the net income per common share (basic and diluted) was $0.07 as compared to a loss of ($0.83) per common share (basic and diluted) for the same period one year earlier.

Total revenues for the three months ended December 31, 2008 showed an increase of 6% to $11.3 million as compared to $10.7 million for the same period one year earlier. For the six months ended December 31, 2008 total revenues were $18.1 million versus $19.4 million one year earlier.

As of December 31, 2008, there were 131 FONAR UPRIGHT(R) Multi-Position(TM) MRI units installed worldwide. During the second quarter of fiscal 2009 total product sales were at $4.4 million, a 10% gain over the corresponding quarter one year earlier.

At the end of the second fiscal quarter of fiscal 2009, total current assets were $20.5 million, total assets were $32.9 million, total current liabilities were $35.3 million and total long-term liabilities were $1.3 million. Total cash and cash equivalents, and marketable securities were $2.6 million on December 31, 2008, a modest increase as compared to $2.4 million on June 30, 2008.

On November 17, 2008, The Company held its annual shareholder meeting for the combined fiscal years ending June 30, 2009 and 2008. All votes before shareholders passed. The Company had previously been non-compliant with NASDAQ's proxy solicitation and annual meeting requirements, as set forth in Marketplace Rules 4350(g) and 4350(e), respectively, and this annual shareholder meeting satisfied those requirements.

On October 9, 2008, the Company received a notice of non-compliance from The NASDAQ Stock Market based upon the Company's non-compliance with the minimum stockholders' equity requirement of $2.5 million at June 30, 2008, for continued listing on The NASDAQ Capital Market, as set forth in NASDAQ Marketplace Rule 4310(c)(3) (the "Stockholders' Equity Requirement"). They said it could serve as a basis for delisting of the Company's securities from The NASDAQ Capital Market.

On February 3, 2009, The Company announced that the NASDAQ Listing Qualifications Panel ("NASDAQ Panel") has granted the Company's request for continued listing on The NASDAQ Capital Market, subject to the condition that, on or before April 6, 2009, the Company file a Current Report on Form 8-K with the Securities and Exchange Commission, evidencing the Company's compliance with the NASDAQ shareholders' equity requirement of $2.5 million, or demonstrating its compliance with one of the alternative listing criteria. While the Company is taking steps to comply with the terms of the NASDAQ Panel decision, there can be no assurance that the Company will be able to do so.

A Company spokesman said, "The NASDAQ Capital Market Continued Listing Requirements require one of three standards for a company to meet, one being a shareholders' equity requirement of $2.5 million. One alternative standard would be a $35 million market cap and curiously the Company had easily topped that level during most of its nearly 30-year history as a public company. Recent times are the exception. (www.fonar.com/market_cap.htm)."

"Another alternative standard," continued The Company spokesman, "would be to have a minimum of $500,000 net income for a fiscal year. Since our net income at six months is $331,000, we are two-thirds of the way there. In normal times, this would probably not be significant enough to persuade the NASDAQ Panel to grant FONAR's continued listing in the Capital Market. However, given the present state of the economy, these are not normal times and we are hopeful."

Dr. Damadian said, "FONAR has achieved its goal of becoming profitable again. The current quarter results were the result of careful cost-cutting of R&D, and selling, general and administrative costs (S, G & A). Subsequently, we have decreased S, G & A, the bulk of FONAR's overhead, by 40% for the six month period ending December 31, 2008 as compared to the same six month period one year earlier, from $11.2 million to $6.7 million."

Dr. Damadian continued, "Our R&D expenditures have also declined 27% to $1.8 million during the past six month time period from $2.5 million one year earlier. Despite the decline, The Company is working on various new innovative projects which will be very meaningful in the MRI world. Notwithstanding the present nationwide financial pressures, FONAR looks forward only with optimism and enthusiasm as FONAR's patented UPRIGHT(R) weight-bearing MRI technology ultimately becomes a mandatory new standard of care in spine medicine, particularly for those facing surgery. In addition we are developing new applications for the UPRIGHT(R) MRI such as radiation-free monitoring of scoliosis patients. Another exciting project is the non-invasive diagnosis of pelvic floor dysfunction (PFD) and urinary incontinence that affects 10 million women. As the U.S. economy improves, and medical equipment sales improve, we expect a pent-up demand for the benefits of UPRIGHT(R) Multi-Position(TM) MRI technology to emerge."

                                        #

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)


ASSETS                                                  December 31,   June 30,
                                                            2008         2008
Current Assets:                                         (UNAUDITED)
                                                         __________   _________
  Cash and cash equivalents                                 $ 2,583     $ 1,326
  Marketable securities                                          19       1,068
  Accounts receivable - net                                   5,642       4,689
  Accounts receivable - related parties
    - net                                                       817         469
  Medical receivables - net                                     606       1,228
  Management fee receivable - net                             3,855       5,040
  Management fee receivable - related medical
    practices - net                                           1,325       1,372
  Costs and estimated earnings in excess of
    Billings on uncompleted contracts                           218           6
  Inventories                                                 3,856       3,256
  Current portion of advances and notes to
    related  medical practices                                  176         214
  Current portion of notes receivable
    less discount for below market interest                     499       2,508
  Prepaid expenses and other current assets                     921         811
                                                         ----------   ---------
        Total Current Assets                                 20,517      21,987

Property and equipment - net                                  3,408       3,933
Advances and notes to related medical
  practices - net                                               176         263
Notes receivable less discount for below
  market interest                                             2,042       2,297
Other intangible assets - net                                 4,869       4,810
Other assets                                                  1,919       1,936
                                                         ----------   ---------
        Total Assets                                       $ 32,931    $ 35,226
                                                         ==========   =========



                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)

LIABILITIES AND STOCKHOLDERS' DEFICIENCY                 December 31,  June 30,
                                                            2008         2008
                                                         (UNAUDITED)
                                                         __________   _________
  Current portion of long-term debt and capital leases      $   144     $   373
  Accounts payable                                            4,260       4,020
  Other current liabilities                                   7,992       8,316
  Unearned revenue on service contracts                       5,375       4,732
  Unearned revenue on service contracts - related parties       780         462
  Customer advances                                          11,793      12,804
  Customer advance - related party                            1,041       1,472
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                         3,924       5,773
                                                         ----------   ---------
      Total Current Liabilities                              35,309      37,952

Long-Term Liabilities:
  Due to related medical practices                               95          98
  Long-term debt and capital leases,
    less current portion                                        780         757
  Other liabilities                                             425         497
                                                         ----------   ---------
      Total Long-Term Liabilities                             1,300       1,352
                                                         ----------   ---------
      Total Liabilities                                      36,609      39,304
                                                         ----------   ---------
Minority interest                                                64         167
                                                         ----------   ---------

STOCKHOLDERS' DEFICIENCY:
Class A non-voting preferred stock $.0001 par value;
1,600,000 authorized, 313,451 issued and outstanding
at December 31, 2008 and June 30, 2008                          -          -

Common Stock $.0001 par value; 30,000,000 shares
authorized at December 31, 2008 and June 30, 2008,
4,915,918 issued at December 31, 2008 and June 30, 2008
4,904,275 outstanding at December 31, 2008
and June 30, 2008                                                  1          1

Class B Common Stock $ .0001 par value; 800,000
shares authorized, (10 votes per share), 158 issued
and outstanding at December 31, 2008 and June 30, 2008         -           -

Class C Common Stock $.0001 par value; 2,000,000 shares
authorized, (25 votes per share), 382,513 issued
and outstanding at December 31, 2008 and June 30, 2008         -           -

Paid-in capital in excess of par value                      172,276     172,276
Accumulated other comprehensive loss                      (      24)   (     73)
Accumulated deficit                                       ( 175,049)   (175,380)
Notes receivable from employee stockholders               (     271)   (    394)
Treasury stock, at cost - 11,643 shares of common stock
  at December 31, 2008 and June 30, 2008                  (     675)   (    675)
                                                         ----------   ---------
Total Stockholders' Deficiency                            (   3,742)   (  4,245)
                                                         ----------   ---------
      Total Liabilities and Stockholders' Deficiency      $  32,931   $  35,226
                                                         ==========   =========



                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                      FOR THE THREE MONTHS ENDED
                                                                DECEMBER 31,
                                                          _____________________
REVENUES                                                     2008        2007
                                                          _________   _________
  Product sales - net                                      $  4,407    $  4,003
  Service and repair fees - net                               2,314       2,463
  Service and repair fees - related parties - net               365         262
  Management and other fees - net                             1,735       2,047
  Management and other fees - related medical
     practices - net                                            714         747
  License fees and royalties                                  1,755       1,158
                                                         ----------   ---------
     Total Revenues - Net                                    11,290      10,680
                                                         ----------   ---------
COSTS AND EXPENSES
  Costs related to product sales                              2,824       3,518
  Costs related to service and repair fees                      906       1,208
  Costs related to service and repair
    fees - related parties                                      143         129
  Costs related to management and other fees                  1,074       1,466
  Costs related to management and other
    fees - related medical practices                            698         543
  Research and development                                      928       1,323
  Selling, general and administrative                         3,471       5,945
  Provision for bad debts                                       545         424
                                                          ---------    --------
     Total Costs and Expenses                                10,589      14,556
                                                          ---------    --------
Income (Loss) From Operations                                   701      (3,876)

Interest Expense                                            (    40)       (156)
Investment Income                                               113         195
Interest Income - Related Parties                                 6          10
Other Income                                                      1           1
Minority Interest in Income of Partnerships                 (     -)        (12)
                                                         ----------   ---------
NET INCOME (LOSS)                                          $    781    $ (3,838)
                                                         ==========   =========
Basic Net Income (Loss) Per Common Share                   $   0.16    $  (0.78)
                                                         ==========   =========
Diluted Net Income (Loss) Per Common Share                 $   0.16    $  (0.78)
                                                         ==========   =========
Weighted Average Basis Shares Outstanding                 4,904,275    4,899,252
                                                         ==========   =========
Weighted Average Diluted Shares Outstanding               4,904,275    4,899,252
                                                         ==========   =========



                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (000's OMITTED, except per share data)

                                                        FOR THE SIX MONTHS ENDED
                                                                DECEMBER 31,
                                                          _____________________
REVENUES                                                     2008        2007
                                                         __________   _________
  Product sales - net                                      $  5,819    $  6,592
  Service and repair fees - net                               4,645       4,928
  Service and repair fees - related parties - net               635         516
  Management and other fees - net                             3,782       4,244
  Management and other fees - related medical
    practices - net                                           1,439       1,912
  License fees and royalties                                  1,755       1,158
                                                         ----------   ---------
     Total Revenues - Net                                    18,075      19,350
                                                         ----------   ---------
COSTS AND EXPENSES
  Costs related to product sales                              4,265       6,330
  Costs related to service and repair fees                    1,831       2,398
  Costs related to service and repair
    fees - related parties                                      250         251
  Costs related to management and other fees                  2,277       2,556
  Costs related to management and other
    fees - related medical practices                          1,354       1,490
  Research and development                                    1,809       2,486
  Selling, general and administrative                         6,735      11,232
  Provision for bad debts                                       700         589
                                                         ----------   ---------
     Total Costs and Expenses                                19,221      27,332
                                                         ----------   ---------
Loss From Operations                                        ( 1,146)     (7,982)
Interest Expense                                            (   119)       (258)
Investment Income                                               145         375
Interest Income - Related Parties                                12          19
Other Income                                                      2           7
Minority Interest in Income of Partnerships                 (    11)       (174)
Gain on Sale of Investment                                     -            571
Gain on Sale of Consolidated Subsidiary                       1,448       3,395
                                                         ----------   ---------
NET INCOME (LOSS)                                          $    331     $(4,047)
                                                         ==========   =========
Basic Net Income (Loss) Per Common Share                   $   0.07      $(0.83)
                                                         ==========   =========
Diluted Net Income (Loss) Per Common Share                 $   0.07      $(0.83)
                                                         ==========   =========
Weighted Average Basic Shares Outstanding                 4,904,275   4,891,730
                                                         ==========   =========
Weighted Average Diluted Shares Outstanding               4,904,275   4,891,730
                                                         ==========   =========
                                        #

________________________________________________________________________________
UPRIGHT(R) and STAND-UP(R) are registered trademarks and The Inventor of MR Scanning(TM), Multi-Position(TM), pMRI(TM), The Proof is in the Picture(TM), Full Range of Motion(TM), True Flow(TM), Spondylometry(TM), Spondylography(TM) and Dynamic(TM) are trademarks of FONAR Corporation.

           Visit FONAR's Website for product and investor information:
                                  www.fonar.com
                                        #

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company filings with the Securities and Exchange Commission.

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